UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 16, 2012

Angiotech Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

British Columbia	000-30334	98-0226269
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1618 Station Street

Vancouver, BC, Canada V6A 1B6

(Address of principal executive offices)

(604) 221-7676

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.                      Entry into a Material Definitive Agreement.

On March 12, 2012, Angiotech Pharmaceuticals, Inc., a corporation organized under the laws of British Columbia (the “Company”), entered into a second amendment to its existing credit agreement dated May 12, 2011 with Wells Fargo Capital Finance, LLC as arranger and administrative agent (the “Credit Agreement”) for the lenders named therein. The amendment was completed to provide the Company with increased financial flexibility and improve its overall liquidity.

This amendment provides for, among other things: i) the repurchase of the Company’s outstanding Senior Floating Rate Notes, subject to certain terms and conditions; ii) the repurchase of equity held by current or former employees, officers or directors subject to certain limitations; iii) an increase in the amount of cash that can be held by the Company’s foreign subsidiaries; iv) the ability to dispose of certain of the Company’s intellectual property assets (at which time the component of the borrowing base supported by such intellectual property assets would be reduced to nil); v) a reduction in the restrictions surrounding eligibility of certain accounts receivable; vi) the removal of the lien over the Company’s short term investments; vii) a revision to the definition of EBITDA to allow for certain historical and future restructuring and Companies’ Creditors Arrangement Act costs; and viii) less restrictive reporting requirements when advances under Credit Agreement are below certain thresholds. Management estimates total fees of $0.4 million to be paid for the completion of this amendment.

ITEM 9.01.                      FINANCIAL STATEMENTS AND EXHIBITS.

(d)                  Exhibits — The following exhibits are filed herewith:

Exhibit Number	Description

10.1

Second Amendment to Credit Agreement, dated March 12, 2012, by and among Angiotech Pharmaceuticals, Inc. (“Parent”), the subsidiaries of the Parent listed as borrowers on the signature pages thereto (“Borrowers”), and Wells Fargo Capital Finance, LLC as arranger and administrative agent (“Agent”) for the lenders listed on the signature pages thereto (“Lenders”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Angiotech Pharmaceuticals, Inc. (Registrant)

Date: March 16, 2012	By:	/s/ K. Thomas Bailey
K. Thomas Bailey Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1

Second Amendment to Credit Agreement, dated March 12, 2012, by and among Angiotech Pharmaceuticals, Inc. (“Parent”), the subsidiaries of the Parent listed as borrowers on the signature pages thereto (“Borrowers”), and Wells Fargo Capital Finance, LLC as arranger and administrative agent (“Agent”) for the lenders listed on the signature pages thereto (“Lenders”).